ANNUAL STATEMENT OF COMPLIANCE

of

CWCAPITAL ASSET MANAGEMENT LLC

In accordance with the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, James P. Shevlin, as President/Chief Operating Officer of CWCapital Asset Management LLC (“CWCAM”), hereby certifies as of the date hereof, solely in his capacity and as an authorized officer of CWCAM and not in his individual capacity, subject to any limitations listed on Schedule I, as follows:

(a) A review of CWCAM’s activities during the periods noted on Schedule I (each, a “Reporting Period”) and of CWCAM’s performance under the applicable Servicing Agreement has been made under my supervision; and

(b) To the best of my knowledge, based on such review, CWCAM has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the applicable Reporting Period.

Dated: February 28, 2024

CWCapital Asset Management LLC

/s/ James P. Shevlin

James P. Shevlin

President/Chief Operating Officer

/s/ Bruce Cunningham

Bruce Cunningham

Chief Financial Officer

Schedule I:

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
Aventura 2018-AVM	Trust and Servicing Agreement	06/29/2018	Special Servicer	01/01/2023 – 12/31/2023
BACM 2007-1	Pooling and Servicing Agreement	02/01/2007	Special Servicer	01/01/2023 – 12/31/2023
BACM 2008-1	Pooling and Servicing Agreement	06/01/2008	Special Servicer	01/01/2023 – 01/10/2023
BANCORP 2019-CRE6	Pooling and Servicing Agreement	09/26/2019	Special Servicer	01/01/2023 – 10/17/2023
BANK 2020-BNK25	Pooling and Servicing Agreement	02/01/2020	General Special Servicer	01/01/2023 – 12/31/2023
BANK 2020-BNK27	Pooling and Servicing Agreement	06/01/2020	Special Servicer	01/01/2023 – 12/31/2023
BANK 2021-BNK37	Pooling and Servicing Agreement	11/01/2021	General Special Servicer	01/01/2023 – 12/31/2023
BANK 2022-BNK40	Pooling and Servicing Agreement	03/01/2022	General Special Servicer	01/01/2023—12/31/2023
BANK5 2023-5YR1	Pooling and Servicing Agreement	04/01/2023	Special Servicer	04/19/2023 – 12/31/2023
BANK5 2023-5YR2	Pooling and Servicing Agreement	07/01/2023	Special Servicer	07/11/2023 – 12/31/2023
BENCHMARK 2018-B4	Pooling and Servicing Agreement	07/01/2018	Special Servicer	01/01/2023 – 12/31/2023
BENCHMARK 2018-B8	Pooling and Servicing Agreement	12/01/2018	Special Servicer	01/01/2023 – 12/31/2023
BENCHMARK 2021-B23	Pooling and Servicing Agreement	02/01/2021	Special Servicer	01/01/2023 – 12/31/2023
BHMS 2018-ATLS	Trust and Servicing Agreement	07/09/2018	Special Servicer	01/01/2023 – 12/31/2023
BLP 2023-IND	Trust and Servicing Agreement	02/28/2023	Special Servicer	03/01/2023 – 12/31/2023
BMARK 2018-B2	Pooling and Servicing Agreement	02/01/2018	Special Servicer	01/01/2023 – 12/31/2023
BMARK 2019-B12	Pooling and Servicing Agreement	08/01/2019	Centre Loan Combination Special Servicer	01/01/2023 – 12/31/2023
BMARK 2021-B30	Pooling and Servicing Agreement	11/01/2021	Special Servicer	01/01/2023 – 12/31/2023

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
BMO 2022-C1	Pooling and Servicing Agreement	02/01/2022	Special Servicer	01/01/2023 – 12/31/2023
BPR 2021-NRD	Trust and Servicing Agreement	12/22/2021	Special Servicer	01/01/2023 – 12/31/2023
BPR 2022-SSP	Trust and Servicing Agreement	06/03/2022	Special Servicer	01/01/2023 – 12/31/2023
BSCMS 2007-PWR18	Pooling and Servicing Agreement	12/01/2007	General Special Servicer	01/01/2023 – 12/31/2023
BSCMS 2007-TOP26	Pooling and Servicing Agreement	04/01/2007	Special Servicer	01/01/2023 – 12/31/2023
BWAY 2015-1740	Trust and Servicing Agreement	02/06/2015	Special Servicer	08/03/2023 – 09/15/2023
BX 2017-CQHP	Trust and Servicing Agreement	11/30/2017	Special Servicer	01/01/2023 – 12/31/2023
BX 2019-ATL	Trust and Servicing Agreement	10/09/2019	Special Servicer	01/01/2023 – 12/31/2023
CF 2019-CF1	Pooling and Servicing Agreement	04/01/2019	65 Broadway Whole Loan Special Servicer	01/01/2023 – 12/31/2023
CFCRE 2016-C3	Pooling and Servicing Agreement	01/01/2016	Special Servicer	01/01/2023 – 12/31/2023
CGCMT 2016-P4	Pooling and Servicing Agreement	07/01/2016	Special Servicer	01/01/2023 – 12/31/2023
CGCMT 2016-P6	Pooling and Servicing Agreement	12/01/2016	Special Servicer	01/01/2023 – 12/31/2023
CGCMT 2020-GC46	Pooling and Servicing Agreement	02/01/2020	Special Servicer	01/01/2023 – 12/31/2023
COBALT 2007-C2	Pooling and Servicing Agreement	04/01/2007	Special Servicer	01/01/2023 – 12/31/2023
COMM 2013-CCRE11	Pooling and Servicing Agreement	10/01/2013	Special Servicer	01/01/2023 – 12/31/2023
COMM 2015-CCRE25	Pooling and Servicing Agreement	08/01/2015	Special Servicer	01/01/2023 – 12/31/2023
COMM 2015-CCRE26	Pooling and Servicing Agreement	10/01/2015	Special Servicer	01/01/2023 – 12/31/2023
COMM 2016-CCRE28	Pooling and Servicing Agreement	02/01/2016	Special Servicer	01/01/2023 – 12/31/2023
COMM 2016-DC2	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2023 – 12/31/2023

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
COMM 2019-GC44	Pooling and Servicing Agreement	12/01/2019	Special Servicer for the 180 Water Whole Loan	01/01/2023 – 12/31/2023
COMM 2022-HC	Trust and Servicing Agreement	01/26/2022	Special Servicer	01/01/2023 – 12/31/2023
CORE 2019-CORE	Trust and Servicing Agreement	03/15/2019	Special Servicer	09/28/2023 – 12/31/2023
CPTS 2019-CPT	Trust and Servicing Agreement	11/09/2019	Special Servicer	01/01/2023 – 12/31/2023
CSAIL 2017-CX10	Pooling and Servicing Agreement	11/01/2017	Special Servicer for the Standard Highline NYC Whole Loan	01/01/2023 – 12/31/2023
CSMC 2008-C1	Pooling and Servicing Agreement	04/01/2008	Special Servicer	01/01/2023 – 12/31/2023
CSMC 2014-USA	Trust and Servicing Agreement	09/11/2014	Special Servicer	01/01/2023 – 12/31/2023
DBJPM 2020-C9	Pooling and Servicing Agreement	08/01/2020	Special Servicer	01/01/2023 – 12/31/2023
DBUBS 2011-LC3	Pooling and Servicing Agreement	08/01/2011	Pooled Special Servicer	01/01/2023 – 12/31/2023
DCOT 2019-MTC	Trust and Servicing Agreement	10/30/2019	Special Servicer	01/01/2023 – 12/31/2023
DROP 2021-FILE	Trust and Servicing Agreement	04/30/2021	Special Servicer	01/01/2023 – 12/31/2023
EQUS 2021-EQAZ	Trust and Servicing Agreement	11/03/2021	Special Servicer	01/01/2023 – 12/31/2023
GSMS 2012-GCJ7	Pooling and Servicing Agreement	06/01/2012	Special Servicer	01/01/2023 – 11/10/2023
GSMS 2014-GC22	Pooling and Servicing Agreement	06/01/2014	Special Servicer	01/01/2023 – 12/31/2023
GSMS 2014-GC26	Pooling and Servicing Agreement	12/01/2014	Cypresswood Court Shopping Center Special Servicer	01/01/2023 – 09/12/2023
GSMS 2015-GC32	Pooling and Servicing Agreement	07/01/2015	Special Servicer	01/01/2023 – 12/31/2023
GSMS 2020-GC45	Pooling and Servicing Agreement	01/01/2020	Starwood Special Servicer	01/01/2023 – 12/31/2023

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
GSMS 2021-ROSS MZ	Trust and Servicing Agreement	06/04/2021	Mezzanine Special Servicer	01/01/2023 – 12/31/2023
GSMS 2021-STAR	Trust and Servicing Agreement	12/22/2021	Special Servicer	01/01/2023 – 12/31/2023
HGI 2022-FL3	Servicing Agreement	03/31/2022	Special Servicer	01/01/2023 – 12/31/2023
HILT 2016-HHV	Trust and Servicing Agreement	11/28/2016	Special Servicer	01/01/2023 – 12/31/2023
Hudson Yards 2019-55HY	Trust and Servicing Agreement	12/06/2019	Special Servicer	01/01/2023 – 12/31/2023
JPMBB 2014-C19	Pooling and Servicing Agreement	06/01/2014	Gumberg Retail Portfolio Whole Loan Special Servicer	01/01/2023 – 04/17/2023
JPMBB 2014-C26	Pooling and Servicing Agreement	12/01/2014	Special Servicer	11/17/2023 – 12/31/2023
JPMBB 2015-C33	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2023 – 12/31/2023
JPMC 2006-CIBC17	Pooling and Servicing Agreement	11/28/2006	Special Servicer	01/01/2023 – 12/31/2023
JPMC 2006-LDP9	Pooling and Servicing Agreement	12/01/2006	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2008-C2	Pooling and Servicing Agreement	05/01/2008	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2013-C10	Pooling and Servicing Agreement	03/01/2013	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2017-JP7	Pooling and Servicing Agreement	07/01/2017	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2018-ASH8	Trust and Servicing Agreement	02/28/2018	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2019-ICON UES	Trust and Servicing Agreement	05/16/2019	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2020-NNN	Trust and Servicing Agreement	03/05/2020	Special Servicer	01/01/2023 – 12/31/2023
JPMCC 2021-MHC	Trust and Servicing Agreement	04/20/2021	Special Servicer	01/01/2023 – 12/31/2023
JPMDB 2017-C5	Pooling and Servicing Agreement	03/01/2017	Special Servicer	01/01/2023 – 12/31/2023

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
LBUBS 2006-C6	Pooling and Servicing Agreement	09/11/2006	Special Servicer	01/01/2023 – 12/31/2023
MHC 2021-MHC	Trust and Servicing Agreement	04/09/2021	Special Servicer	01/01/2023 – 12/31/2023
MHC 2021-MHC2	Trust and Servicing Agreement	05/27/2021	Special Servicer	01/01/2023 – 12/31/2023
MHP 2021-STOR	Trust and Servicing Agreement	07/14/2021	Special Servicer	01/01/2023 – 12/31/2023
MLCFC 2006-1	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2023 – 12/31/2023
MLCFC 2007-5	Pooling and Servicing Agreement	03/01/2007	Special Servicer	01/01/2023 – 12/31/2023
MLMT 2006-C1	Pooling and Servicing Agreement	05/01/2006	Special Servicer	01/01/2023 – 12/31/2023
MOFT 2020-ABC	Trust and Servicing Agreement	02/26/2020	Special Servicer	01/01/2023 – 12/31/2023
MSBAM 2013-C12	Pooling and Servicing Agreement	10/01/2013	Special Servicer	01/01/2023 – 12/31/2023
MSBAM 2014-C15	Pooling and Servicing Agreement	04/01/2014	Special Servicer	01/01/2023 – 12/31/2023
MSBAM 2014-C19	Pooling and Servicing Agreement	12/01/2014	Special Servicer for the Linc LIC Loan Pair	01/01/2023 – 12/31/2023
MSBAM 2015-C27	Pooling and Servicing Agreement	11/01/2015	Special Servicer	01/01/2023 – 12/31/2023
MSC 2016-UBS11	Pooling and Servicing Agreement	08/01/2016	Special Servicer	01/01/2023 – 12/31/2023
MSC 2019-PLND	Trust and Servicing Agreement	05/30/2019	Special Servicer	01/01/2023 – 12/31/2023
MSC 2021-ILP	Trust and Servicing Agreement	11/30/2021	Special Servicer	01/01/2023 – 12/31/2023
MSCI 2016-UBS9	Pooling and Servicing Agreement	03/01/2016	Special Servicer	01/01/2023 – 12/31/2023
NOHT 2019-HNLA	Trust and Servicing Agreement	05/15/2019	Special Servicer	01/01/2023 – 12/31/2023
ONE 2021-PARK	Trust and Servicing Agreement	02/26/2021	Special Servicer	01/01/2023 – 12/31/2023

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
OPG 2021-PORT	Trust and Servicing Agreement	10/07/2021	Special Servicer	01/01/2023 – 12/31/2023
PKHL 2021-MF	Trust and Servicing Agreement	07/09/2021	Special Servicer	01/01/2023 – 12/31/2023
SMR 2022-IND	Trust and Servicing Agreement	02/15/2022	Special Servicer	01/01/2023 – 12/31/2023
SREIT 2021-FLWR	Trust and Servicing Agreement	07/22/2021	Special Servicer	01/01/2023 – 12/31/2023
SREIT 2021-MFP	Trust and Servicing Agreement	11/09/2021	Special Servicer	01/01/2023 – 12/31/2023
SREIT 2021-PALM	Trust and Servicing Agreement	10/21/2021	Special Servicer	01/01/2023 – 12/31/2023
UBS 2017-C1	Pooling and Servicing Agreement	06/01/2017	Special Servicer	01/01/2023 – 01/05/2023
VNDO 2016-350P	Trust and Servicing Agreement	12/06/2016	Special Servicer	01/01/2023 – 12/31/2023
WBCMT 2006-C23	Pooling and Servicing Agreement	03/01/2006	Special Servicer	01/01/2023 – 12/31/2023
WBCMT 2006-C28	Pooling and Servicing Agreement	10/01/2006	Special Servicer	01/01/2023 – 12/31/2023
WBCMT 2007-C33	Pooling and Servicing Agreement	08/01/2007	Special Servicer	01/01/2023 – 12/31/2023
WBHT 2019-WBM	Trust and Servicing Agreement	02/20/2019	Special Servicer	01/01/2023 – 12/31/2023
WFCM 2016-C35	Pooling and Servicing Agreement	07/01/2016	General Special Servicer	01/01/2023 – 12/31/2023
WFCM 2016-NXS6	Pooling and Servicing Agreement	10/01/2016	Special Servicer	01/01/2023 – 12/31/2023
WFCM 2019-JWDR	Trust and Servicing Agreement	10/08/2019	Special Servicer	01/01/2023 – 12/31/2023
WFCM 2021-C61	Pooling and Servicing Agreement	12/01/2021	Special Servicer	01/01/2023 – 12/31/2023
WFRBS 2013-C11	Pooling and Servicing Agreement	02/01/2013	Special Servicer	01/01/2023 – 12/31/2023
WFRBS 2013-C15	Pooling and Servicing Agreement	08/01/2013	General Special Servicer	01/01/2023 – 12/31/2023

Transaction	Servicing Agreement	Servicing Agreement Date	CWCAM Role	Reporting Period
WFRBS 2013-UBS1	Pooling and Servicing Agreement	12/01/2013	Special Servicer	01/01/2023 – 12/31/2023
WFRBS 2014-C22	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2023 – 12/31/2023
WFRBS 2014-C23	Pooling and Servicing Agreement	09/01/2014	General Special Servicer	01/01/2023 – 12/31/2023
WFRBS 2014-C25	Pooling and Servicing Agreement	12/1/2014	Special Servicer	01/01/2023 – 12/31/2023